DISCOVER

A NEW AGE

NEW AGE BEVERAGES CORPORATION
DENVER COLORADO
ESTD 2003

Our purpose is to make a difference for consumers with healthier alternatives. We intend to become the world's largest healthy functional beverage company, by staying true to that purpose.

Discover A New Age of Healthy Beverages and Lifestyles

búcha live kombucha

MARLEY ONE DROP

xing tea

xing ENERGY

PediaAde Physician Developed

ASPEN PURE PROBIOTIC WATER

coco libre

MARLEY MELLOW MOOD

ENHANCED

NEW AGE HEALTH SCIENCES

Forward Looking Statements

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Why is there an opportunity in the beverage sector?

Consumer behavior change to health and convenience



– Healthy "Buying"

– Organic/Probiotic everything

– Instant gratification home-delivered

Retail landscape shift with new channels, margin pressures



– E-Commerce, Home, Amazon, others

– Traditional profit drivers declining

– Diversifying, consolidating

Legacy category leaders struggling


Coca-Cola

TASTE THE FEELING®

- CMA's no longer resonating

- Incrementalism of a decreasing pie

- Lost w/millennials

Window of opportunity


FIRE HOSE

– Focus, Differentiate

– Functionally superior

– Speed as a Weapon

Traditional beverage leaders not driving innovation…



Innovation/New Products 2011-2015
Carbonated Soft Drinks
Breakfast Cereals
Soup
Bakery
Dairy
Chocoate Confectionery
Sugar Confectionery
Juice Drinks
Snacks
Baby Food
Sauces & Seasonings
25%
21%
51%
2%
28%
20%
45%
6%
30%
37%
23%
8%
30%
41%
25%
3%
31%
31%
31%
6%
31%
38%
28%
2%
36%
32%
29%
2%
37%
29%
31%
2%
37%
32%
26%
4%
41%
26%
19%
13%
41%
36%
19%
3%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Innovation Percentage (based on product launches)
New Products
Line Extensions
New Packaging
Relaunch
Reformulation

Source: Mintel, Circle Up, Cornell Venture Club

…with little investment to effectuate change

Industry Investment in R&D % of Sales



20%
15%
10%
5%
0%
CPG
TECH
<2%
15%
13%
2%
Average R&D Spend
Average Marketing Spend
Average R&D Spend
Average Marketing Spend

Source: CapIQ, Circle Up, Company Reports

New Age Beverages: Mission

NEWAGE

Become the world's largest healthy

functional beverage company

What does New Age have on which to build?

Business Platform


Organic Growth
New Development
New Companies

Financial Platform

Summary Profit & Loss YTD April 2017	Proforma Integrated YTD April 2017
Gross Revenue	20,450,614
- Net Revenues	18,652,741
- COGS	13,192,945
Gross Margin	5,459,886
Gross Margin %	29.3%
Contribution Margin %	25.8%
Operating Expenses	4,537,891
Net Income	2,642,499
EBITDA	3,089,540

Scale


<$2.5MM
>$45MM
>$55MM
>$65MM
>$80MM

Brands

R&D/Innovation


KEY ELECTROLYTES IN PediaAde
COMPARED TO OTHER HYDRATING BEVERAGES
BEVERAGE
PediaAde
COMPETITOR
SPORT DRINK
SODA
APPLE JUICE
WATER
KEY ELECTROLYTES

Capabilities


Dedicated National Production Network
Shipping Efficiencies and Scale
Low-Cost In-Store Marketing Strategy
Lean Overhead Structure
ERP Systems Integrating Operations

Business Platform: one of one with emerging advantages

Business Platform

Organic Growth

- Xing Tea
- Xing Energy
- Aspen Pure

New Development

- Enhanced Recovery
- PediaAde
- Aspen Pure Probiotic Water

New Companies

- Coco Libre
- Mellow Mood
- Premier Micronutrient
- Búcha
- One Drop

Supply Chain Infrastructure
Key Account Relationships
National DSD Network
Owned DSD Network
National Sales Force

NEW AGE BEVERAGES CORPORATION

National Manufacturing Network
Scale and Resources
Depth of Marketing
R&D/Innovation
Financial Strength

- Metrics
- Performance Management

- Culture
- ZBB, Costs

Superior, Sustainable, Profitable Growth

Financial Platform-Balance Sheet: Clean entity with limited liabilities

- *5/1 ratio assets over liabilities*
- *$29.5MM stockholder equity, diminimous debt*

Balance Sheet	Reported Q1 2016	Reported Q1 2017	Coco-Libre + Marley Q1 2017	Proforma Q1 2017
Total Current Assets	**668,792**	**9,815,501**	**4,738,363**	**14,553,864**
Total Assets	**1,286,950**	**20,828,409**	**15,657,605**	**36,486,014**
Total Current Liabilities	**767,603**	**3,893,114**	**1,452,933**	**5,346,047**
- Notes payable	268,066	0	1,570,952	1,570,952
- Related party debt	25,806	0	0	0
Total Liabilities	1,061,475	3,893,114	3,023,885	6,916,999
- Common stock	15,436	31,307	0	31,307
- Series A preferred stock	250	0	0	0
- Series B preferred stock	255	0	0	0
- Total stockholders' equity	225,475	16,935,295	12,633,720	29,569,015
Total Liabilities & Equity:	**1,286,950**	**20,828,409**	**15,657,605**	**36,486,014**

Financial Platform-P&L: Depicts acquisition integration discipline…

- *Coco-Libre/Marley standalone adds $4.3MM in revenue at 37.6% margin*
- *Operating expense elimination drops $650K to EBITDA*

Summary Profit & Loss YTD April 2017	Reported YTD April 2016	Reported YTD April 2017	Coco-Libre + Marley YTD April 2017
Gross Revenue	933,652	**16,061,345**	**4,389,269**
- Net Revenues	813,359	15,065,022	3,587,719
- COGS	571,065	10,954,415	2,238,530
Gross Margin	242,334	**4,110,607**	**1,349,279**
Gross Margin %	29.8%	**27.3%**	**37.6%**
Contribution Margin %	19.6%	24.1%	33.0%
Operating Expenses	509,152	4,002,717	535,174
Net Income	(379,093)	2,030,263	612,236
EBITDA	(312,870)	**2,435,123**	**654,417**

…and accelerating margins and operating performance

- *$20.5MM in revenue, 29.3% Gross Margin*
- *>$3MM in EBITDA though 1st 4 months*

Summary Profit & Loss YTD April 2017	Reported YTD April 2016	Reported YTD April 2017	Coco-Libre + Marley YTD April 2017	Proforma Integrated YTD April 2017
Gross Revenue	933,652	16,061,345	**4,389,269**	**20,450,614**
- Net Revenues	813,359	15,065,022	3,587,719	18,652,741
- COGS	571,065	10,954,415	2,238,530	13,192,945
Gross Margin	242,334	4,110,607	**1,349,279**	**5,459,886**
Gross Margin %	29.8%	27.3%	**37.6%**	**29.3%**
Contribution Margin %	19.6%	24.1%	33.0%	**25.8%**
Operating Expenses	509,152	4,002,717	535,174	4,537,891
Net Income	(379,093)	2,030,263	612,236	2,642,499
EBITDA	(312,870)	2,435,123	**654,417**	**3,089,540**

Scale: New Age is ≈40x larger than it was 12 months ago

New Age Evolution and Growth



<$2.5MM
>$45MM
>$55MM
>$65MM
>$80MM
Q12016
Q22016
Q32016
Q42016
Q12017

(1) Marley and Coco-Libre only consolidated in financial results in Q2 2017

Portfolio of Brands

Brand	Segment	Product	Attributes
xingtea Natural Premium Green Tea	**RTD Tea** $50Bn +10%/yr		- *All Natural, No Preservatives* - *No HFCS, Honey/Cane Sweetened* - *Non-GMO, Gluten Free* - *#1 Ranked in taste in US*
MARLEY ONE DROP	**RTD Coffee** $55Bn +11%		- *All Natural, Jamaican Coffee* - *No HFCS, 100% Cane Sweetened* - *Atobo Cocoa, Hormone free Milk*
búcha live kombucha	**Kombucha** $1.6Bn +40%		- *100% Certified Organic* - *9 Months life/non-refrigerated* - *>2 Billion Live Probiotics* - *#1 Ranked in taste in US*
MARLEY MELLOW MOOD	**Relaxation Drinks** $150MM +12%		- *All Natural, No Preservatives* - *No HFCS, Juice/Cane Sweetened* - *Triple-Filtered Black Tea*
xing ENERGY	**Energy Drinks** $39Bn +6%		- *All Natural, No Preservatives* - *No HFCS, 100% Cane Sweetened* - *Non-GMO, Full Vitamin B-Complex*

Source: Global industry segment sizes and growth: BevNet, Euromonitor, Nielsen, Brand Adoption, Markets and Markets, Transparency Intl, Statistica

Portfolio of Brands

AspenPure – Naturally PH Balanced

Bottled Water
$326Bn
+10%



- *Natural PH Balanced at up to 7.0*
- *Artesian Source Water*
- *Direct from the Colorado Rockies*

AspenPure – Probiotic Water

Functional Water
$100MM
n/a



- *First RTD Shelf-Stable, 2 year shelf-life*
- *12 different probiotic strains*
- *No change in taste/color from original*
- *Over 10 Billion live CFU's/bottle*

coco libre

Coconut Water
$2.5Bn
+22%


coco libre

- *#1 multi-serve coconut water*
- *First organic coconut water*
- *Sustainably sourced, from concentrate*
- *Diverse line of innovative products*

PediaAde – Physician Developed

Rehydration
$1Bn
+11%



- *All-natural, organic coconut base*
- *Most electrolytes in-market*
- *Superior efficacy vs. competition*
- *Infused with antioxidants, vitamins*

Enhanced Recovery – Enhanced Recovery After Surgery

Surgical Recovery
TBD



- *First ERAS beverage*
- *Reduced Nausea, gastric stress*
- *Faster recovery/healing*
- *Increased patient satisfaction, comfort*

Source: Global industry segment sizes and growth: BevNet, Euromonitor, Nielsen, Brand Adoption, Markets and Markets, Transparency Intl, Statistica, BEVNET 2017

Competitive brand in top growth segments

US Beverages '10-'15
Segment Revenue Growth[1]


Kombucha
35%
Coconut Water
22%
RTD Coffee
19%
Functional Water
12%
Energy
10%
RTD Tea
8%
Bottled Water
7%
Sports Drinks
3%
CSD's
-2%
Juices
-4%
-10%
0%
10%
20%
30%
40%

1) Beverage Industry Magazine, Annual Top 100 Report, IRI, Statista


DISCOVER
ANEWAGE
NEW AGE
DENVER COLORADO
ESTD
2003
BEVERAGES CORPORATION
búcha
live kombucha
MARLEY
ONE
DROP
xingtea
xing
ENERGY
PediaAde
Physician Developed
ASPEN PURE
PROBIOTIC WATER
coco libre
MARLEY
MELLOW
MOOD
ENHANCED
RECOVERY AFTER SURGERY
NEW AGE

Three emerging competitive advantages

1) Emerging capability to drive superior organic growth on core business

- *7-10% topline growth average last 3 quarters*
- *Distribution expansion, leverage of national DSD network*
- *Key Account expansion…with good in-store execution*
- *Pervasive marketing, Portfolio evolution*

1) Emerging capability to acquire and integrate new companies

- *Averaging one acquisition per quarter (Búcha, Marley, Coco-Libre, PMC)*
- *Experience to integrate, consolidate into New Age Platform*
- *Discipline to eliminate OPEX*
- *Significant top-line scale and bottom-line profit impact*

1) Emerging capability to develop disruptive new products

- *Aspen Pure Probiotic*
- *PediaAde*
- *Enhanced Recovery*
- *Organic Marley Mate*

organic

MARLEY
YERBA
MATE

Be Jammin´
Berry

USDA ORGANIC

16 FL OZ (473ML)

Ability to profitably integrate acquisitions

Timing	Acquisition	Cost Synergies	Action Plans	Revenue Synergies
Q3 2016	búcha live kombucha	\$0.6MM COGS \$2.5MM OPEX	búcha live kombucha *Shelf Stable*	≈5,000 outlets ≈\$7.0MM
Q4 2016	Marley Beverage Co; One Drop; Mellow Mood	\$0.7MM COGS \$3.0MM OPEX	Marley One Drop; Marley Mellow Mood; Marley Yerba Mate	≈4,000 outlets ≈\$6.0MM
Q1 2017	coco libre	\$2.5MM COGS \$3.0MM OPEX	TBD	≈1,000 outlets ≈\$1.5MM
Q2 2017	PremierMicronutrient Corporation	n/a	AspenPure Probiotic Water; Enhanced Recovery After Surgery; PediaAde	≈3,000 outlets ≈\$4.5MM

Current social media and in-store marketing approach



360

COVERAGE

OVER 1 MILLION ORGANIC USERS

User base across over 20 Accounts, spread across 5 Platforms

52% MALE – 48% FEMALE DIVIDE

Enormous edge to not skew in either direction,
Equal opportunity and access for retailer partnerships

75% OF USERS ARE 16-35 IN AGE

Content that *authentically* connects with our target

NETWORK OF OVER 80 MILLION USERS

Access to *engaged, interested & impactful* consumer group with massive purchasing power. Largest organic user network compared to any beverage company.



New Age: One of the only BevCo's with intellectual property

#	Patent Number	Patent	Subject/Outcome
1)	6,849,613	"Multiple Antioxidant Micronutrients"	Micronutrient Application for Neurological Treatment
2)	7,399,755	"Formulations Comprising Multiple Dietary and Endogenously Made Antioxidants and B-Vitamins"	Micronutrient Application for Neurological Treatment
3)	7,449,451	"Use of Multiple Antioxidant Micronutrients as Systemic Biological Radioprotective Agents Against Potential Ionizing Radiation Risks"	Micronutrient Application for Radiation Protection
4)	7,605,145	Micronutrient Formulations for Treatment of Diabetes Mellitus"	Micronutrient Application for Diabetes Treatment
5)	7,628,984	Micronutrient Formulations for Pulmonary and Heart Health"	Micronutrient Application for Cardiovascular Health
6)	7,635,469	Micronutrient Formulations for Hearing Health	Micronutrient Application for Hearing Health
7)	8,221,799	Multiple Antioxidant Optimal Health/Veteran's Ultimate Complete Formulations"	Applications for Brain and Biohazard Protection
8)	8,592,392	Multiple Antioxidant Micronutrients"	Expanded Application for Biohazard Protection
9)	9,655,966	Micronutrient Formulations for Radiation Applications	Micronutrient Application for Radiation Protection
10)	P-0563*	"Antioxidant Micronutrients in Electronic Cigarettes"	Micronutrient Application in new delivery systems
11)	CIP 12/284,841*	BioShield for Protection Against Environmental Exposures"	Micronutrient Application for Biohazard Protection

Q3 2016 P&L depicts scale and margin improvement opportunity

Q3 2016 EBITDA Bridge



(in USD MM)
$20
$15
$10
$5
$0
$15.9
$2.5
$13.4
$13.1
$0.3
Q3 2016
Gross Revenue
Discounts /Returns
Net Revenue
COGS/OPEX
EBITDA
Scale Leverage
Group Purchasing
Mix Improvement
Value Engineering
Mfg. Alignment

YTD 2017 P&L depicts scale and margin improvements

Apr YTD 2017 EBITDA Bridge


(in USD MM)
$20
$15
$10
$5
$0
$20.5
$1.8
$18.7
$15.6
$3.1
April YTD 2017 Gross Revenue
Discounts /Returns
Net Revenue
COGS/OPEX
EBITDA

NBEV still underperforming versus peer group average

NASDAQ: NBEV

Peer Group Comparison as of 6/1

Symbol	Exchange	Revenue	Share Price	Price to Sales	Market Capitalization	Shares Outstanding
NBEV	NASDAQ	$80.00	$6.50	2.6	$209.0	31.3
REED	NYSE	$42.40	$3.10	1.0	$43.3	14.0
CELH	NASDAQ	$22.76	$3.93	7.6	$173.3	44.1
LTEA	NASDAQ	$1.90	$5.13	22.6	$43.0	8.4
JSDA	OTC	$15.60	$0.51	1.4	$21.1	41.3
MNST	NASDAQ	$3,049.00	$49.43	9.3	$28,225	571.0
DPS	NASDAQ	$6,440.00	$91.90	2.7	$16,890	183.8
FIZZ	NASDAQ	$705.10	$90.51	6.0	$4,214	46.6
PEP	NYSE	$62,799.00	$115.05	2.6	$164,522	1,430.0
KO	NYSE	$41,863.00	$44.39	4.5	$191,321	4,310.0
Group Avg.				6.0		


ONE DROP
MELLOW MOOD
coco libre
búcha


DISCOVER
A NEW AGE
NEW AGE
DENVER COLORADO
ESTD
2003
BEVERAGES CORPORATION
búcha
live kombucha
MARLEY
ONE DROP
xing tea
xing
ENERGY
PediaAde
Physician Developed
ASPEN PURE
PROBIOTIC WATER
coco libre
MARLEY
MELLOW MOOD
ENHANCED
RECOVERY AFTER SURGERY
NEW AGE